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EXHIBIT 10.4

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE BELOW.

                            FIELDWORKS, INCORPORATED

            11% Subordinated Note Due September 30, 2001 (the "Note")

June 29, 2000                                                     $2,500,000.00

         For value received, FIELDWORKS, INCORPORATED, a Minnesota corporation (the "Company"), hereby promises to pay to the order of FWRKS Acquisition Corp., a Delaware corporation (together with its successors, representatives, and permitted assigns, the "Holder"), at the Holder's address specified in the Purchase Agreement referred to below or such other place as the Holder may designate in writing from time to time, the principal sum of Two Million Five Hundred Thousand ($2,500,000), in lawful money of the United States, together with simple interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of eleven percent (11%) per annum (calculated on the basis of the actual number of days elapsed and a 360 day year).

         1.       Purchase and Option Agreement.

         This Note has been issued pursuant to and is subject to the terms and provisions of a Purchase and Option Agreement (the "Purchase Agreement"), dated as of June 29, 2000, between the Company and the Holder. The Holder is entitled to all the benefits provided for in the Agreement. The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. Unless otherwise defined herein, all capitalized terms shall have the meanings assigned to them in the Purchase Agreement.

         2.       Repayment.

         Accrued interest shall be paid monthly, commencing July 15, 2000, and on the 15th day of each month thereafter. All principal and accrued interest is due and payable on September 30, 2001 (the "Maturity Date"). The Note may be
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prepaid in whole or in part at any time and from time to time without premium or penalty, at the option of the Company.

         3.       Payment on Non-Business Days.

         Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Minnesota, such payment shall be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

         4.       Transfer.

         This Note may be transferred or sold, in whole or in part, subject to the provisions of Section 15 hereof, or pledged, hypothecated or otherwise granted as security by the Holder. The Company agrees to issue to the Holder or any transferee of the Holder from time to time a replacement Note or Notes in the form hereof and in such denominations as such person may request to facilitate such transfers and assignments.

         5.       Replacement.

         Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

         6.       Subordination to Senior Debt.

         The Company, for itself, its successors and assigns, covenants and agrees, and the Holder of this Note covenants and agrees, that the indebtedness evidenced by this Note shall be subordinate and subject in right of payment to the prior payment of all Bank Debt (as defined in the Purchase Agreement) of the Company.

         7.       Events of Default.

         The occurrence of any of the following events shall be an "Event of Default" under this Note:

                  (a) the Company shall fail to make any payment of principal on the date such payment is due hereunder; or

                  (b) the Company shall fail to make any payment of interest for a period of seven days after the date such interest is due; or

                  (c) the Company shall default in the payment of principal of or interest on any debt of the Company or the performance of any covenant, agreement, term or condition contained in any agreement or instrument under which any debt of the Company was created; or

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                  (d) default shall be made in the performance or observance of any covenant, agreement, term or condition contained in this Note (other than those contained in clause (b) of this Section 7), or the Purchase Agreement (other than those contained in clause (e) of this Section 7), the Warrant or the Registration Rights Agreement and such default shall continue unremedied for a period of 30 days after notice thereof from the Holder; or

                  (e) default shall be made in the performance or observance of the Company's covenant to repay this Note and any Working Capital Loans (as defined in the Purchase Agreement) in accordance with the terms of
         Section 8.3 of the Purchase Agreement.

                  (f) any representation or warranty made by the Company herein or in the Purchase Agreement or the Registration Rights Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made; or

                  (g) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                  (h) a proceeding or case shall be commenced in respect of the Company, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts,
         (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of 60 days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) against the Company or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company and shall continue undismissed, or unstayed and in effect for a period of 60 days.

         8.       Remedies Upon An Event of Default.

         If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby

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expressly unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in Section 7(f) or 7(g), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. Upon the occurrence of an Event of Default, the interest rate shall automatically increase by 4% per annum, but in no event shall such interest rate exceed the maximum rate permitted by law. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         9.       Note Due On Sale of Company.

         Upon the sale of substantially all of the assets of the Company, the merger of the Company into another entity where the Company is not the surviving entity, or the sale of fifty percent (50%) or more of the Company's outstanding capital stock, or any similar transaction involving the Company, this Note shall become immediately due and payable.

         10.      Fees and Expenses.

         The Company shall reimburse the Holder for its reasonable fees and disbursements and the reasonable legal fees and expenses charged by its legal counsel in connection with modifications, waivers, consents, amendments, or enforcement, relating to the Note.

         11.      Governing Law.

         This Note shall be governed by and construed in accordance with the laws with the State of Delaware, without giving effects to the conflicts of laws provisions thereof.

         12.      Headings.

         Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

         13.      Binding Effect.

         The obligations of the Company and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

         14.      Amendments.

         This Note may not be modified or amended in any manner except in writing executed by the Company and the Holder.

         15.      Compliance with Securities Laws.

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         The Holder understands that this Note has not been registered under the
Securities Act or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom. In the absence of an effective registration statement covering this Note, the Holder will sell or transfer, or otherwise dispose of, this Note only in a manner consistent with any applicable Federal and state securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

                  THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

         16.      Jurisdiction.

         The Company and the Holder hereby submit to the exclusive jurisdiction of any Federal or State court sitting in the State of Delaware for any action brought in connection with this Note. By executing and delivering this Note, the Company and the Holder hereby irrevocably accept and submit to the personal jurisdiction of the Federal and State courts sitting in the State of Delaware, generally and unconditionally, in connection with any action brought in connection with this Note, and agree that New Castle County is the most convenient forum for any such action.

         17.      Parties in Interest.

         This Note shall be binding upon, inure to the benefit of and be enforceable by the Company, the Holder and their respective successors and permitted assigns.

         18.      Company Waivers.

         Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons,

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firms or Company liable for the payment of this Note, and do hereby waive trial by jury.

         No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

         The Company acknowledges that the transaction of which this Note is a part is a commercial transaction, and to the extent allowed by applicable law, hereby waives its right to notice and hearing with respect to any prejudgment remedy which the Holder or its successors or assigns may desire to use.


                                        FIELDWORKS, INCORPORATED


                                        By:  /s/  David G. Mell
                                             ----------------------------------
                                             Name:  David G. Mell
                                             Title: President and Chief
                                                    Executive Officer

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